Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: February 22, 2005

a.	Aggregate Amount of Collections	$302,667,047.63
	Aggregate Amount of Non-Principal Collections	$3,167,998.01
	Aggregate Amount of Principal Collections	$299,499,049.62
	Pool Balance	$720,029,202.61
	Residual Participation Amount	$220,029,202.61
	Excess Funding Account	$0.00
b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	69.44%
	Principal Allocation Percentage	N/A
c.	Total Amount Distributed on Series 2000-1	$1,216,875.00
d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00
e.	Amount of Such Distribution Allocable to Interest on 2000-1	$1,216,875.00
f.	Noteholder Default Amount	$0.00
g.	Required Subordinated Draw Amount	$0.00
h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00
i.	Monthly Servicing Fee	$600,024.34
	Noteholder Monthly Servicing Fee	$416,666.67
j.	Controlled Deposit Amount	$0.00
k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00
l.	Available Subordinated Amount	$107,209,733.52
m.	Carry-over Amount	$0.00
n.	Reserve Account Balance	$1,750,000.00
o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00
p.	Accumulation Period Length	4
	Anticipated Accumulation Period Commencement Date	April 20, 2005
	Expected Maturity Date	August 22, 2005

VW CREDIT, INC. — SERVICER 17-Feb-05	Page 1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY	PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
	From	To	Days
Current Interest Period	1/20/2005	2/21/2005	33

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$681,531,010.27
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$107,209,733.52
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$106,457,616.84
Incremental Subordinated Amount (previous period)	$58,512,411.36
RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00
Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00
Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00
Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00
1-month LIBOR Rate (annualized)	2.5000000%
Certificate Coupon (annualized)	2.655000%
Prime Rate (annualized)	5.2500000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.1371100%
TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$785,241,662.36
Pool Balance at the Ending of Period	$720,029,202.61
Average Aggregate Principal Balance	$752,635,432.49
Aggregate Principal Collections	$299,499,049.62
New Principal Receivables	$234,286,589.87
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.46%
Weighted Average Interest Rate	4.79%
Previously waived Monthly Servicing Fee	$0.00
PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
Net losses as a % of Avg. Receivables Balance (annualized)	0.00%
PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$51,132,471.00
Used Vehicle Percentage	7.101%
Used Vehicle Percentage During Last Collection Period	6.327%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$37,639,518.00
Largest Dealer Percentage	4.793%
Aggregate Principal Amount of Receivables of Dealers over 2%	$77,876,748.34
SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$302,667,047.63
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$3,167,998.01
Investment Proceeds	$8,521.11
Aggregate Amount of Principal Collections	$299,499,049.62
Asset Receivables Rate	3.740%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A
PAYMENT RATE INFORMATION
Monthly Payment Rate	39.79%
Previous Collection Period Monthly Payment Rate	39.62%
Monthly Payment Rate 2 collection periods ago	40.07%
3-month Average Payment Rate	39.83%
Early Amortization Event?	NO
ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 19, 2005
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	April 20, 2005
Expected Final Payment Date	August 22, 2005
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00
TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$1,216,875.00
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$566,367.72
DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0
EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 17-Feb-05	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Summary

	Collections		Accrual	Distribution
From:	20-Jan-05
To:	21-Feb-05
Days:	33
LIBOR Rate	2.5000000%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance
	Trust		$500,000,000.00	$107,209,733.52	N/A	$627,209,733.52
1	Series 2000-1	100.00%	$500,000,000.00	$107,209,733.52	104.00%	$627,209,733.52	$500,000,000.00
							0

VW CREDIT, INC. — SERVICER 17-Feb-05	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS		EXCESS SPREAD CALCULATION
Initial Invested Amount	$500,000,000.00	Weighted Average Rate Charged to Dealers	4.792%
Invested Amount	$500,000,000.00	LIBOR	2.500%
Controlled Accumulation Amount	$0.00	Note Rate (LIBOR+15.5 b.p.)	2.655%
Required Subordinated Amount	$107,209,733.52	Servicing Fee Rate	1.000%
Annualized Servicing Fee Rate	1.00%	Investor Net Losses	0.000%

First Controlled Accumulation Date	Apr-05	Excess Spread	1.137%
Accumulation Period Length (months)	4
Expected Final Payment Date	Aug-05
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount
Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$107,209,733.52	$0.00
Floating Allocation Percentage	69.44%	69.44%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$299,499,049.62	$299,499,049.62	N.A.	N.A.
New Principal Receivables	$234,286,589.87	$234,286,589.87	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.
“Pool Factor”		100.00000000%
Ending Balance	$500,000,000.00	$500,000,000.00	$107,209,733.52	$0.00
Floating Allocation Percentage	69.44%	69.44%
Non-Principal Receivables

Non-Principal Collections	$2,199,909.39
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$8,521.11

VW CREDIT, INC. — SERVICER 17-Feb-05	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$106,457,616.84	$107,619,972.80
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$106,457,616.84	$107,619,972.80
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48
(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$59,264,528.04	$58,512,411.36
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00
Available Subordinated Amount	$107,209,733.52	$106,457,616.84
Overconcentration Amount	$77,876,748.34	$83,852,149.28
Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00
Required Non-Principal Distributions
Available Non-Principal Collections	$3,167,998.01	$2,578,102.72
Noteholder Non-Principal Collections	$2,199,909.39	$1,641,598.28
Residual Interestholder Non-Principal Collections	$968,088.62	$936,504.44
Investment Proceeds	$8,521.11	$7,641.41
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$4,926,519.12	$4,335,744.13
Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00
Monthly Servicing Fee	$600,024.34	$654,368.05
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67